Exhibit 99.1

Shenandoah Telecommunications Company I NVESTOR P RESENTATION J UNE 2018 NASDAQ: SHEN

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry.

4 Shentel works to ensure that rural communities have access to the same level of telecommunication services as found in urban areas in the U.S. Shentel is committed to enriching the lives of the subscribers and customers it serves with the highest quality of communications services by investing heavily in technology, using innovative thinking and delivering high quality local customer service that makes using technology easy. Shentel’s Mission: Shentel’s Vision:

5 Company Overview ▪ Diverse Revenue Streams • 3 complementary revenue streams: Wireless, Cable and Wireline ▪ Tower Leasing Business Provides Steady Recurring Cash Flow • 193 towers generated $2.8 million of revenue in Q2’18, an increase of 3.7% over Q2’17 ▪ Fiber • We control 5,525 route miles of fiber. • Cable and Wireline fiber lease revenues of $11.9 million, up 1.7% over Q2’17 Providing a broad range of diversified telecommunications services to customers in the Mid - Atlantic United States and the exclusive personal communications service ("PCS") Affiliate of Sprint covering large portions of central and western Virginia, south - central Pennsylvania, West Virginia, and portions of Maryland, North Carolina, Kentucky, and Ohio.

6

7 Consolidated - Historical Net Income $33.9 $40.9 ($0.9) $66.4 $12.7 -$5 $5 $15 $25 $35 $45 $55 $65 $75 2014 2015 2016 2017 Q2'18 YTD ($ in millions) * Includes a one - time non - cash tax benefit of $53.4 million as a result of the remeasurement of our deferred tax assets and liabilities as of 12/31/17 , in connection with the 2017 Tax Act. *

8 Consolidated - Adjusted OIBDA $132.1 $150.9 $246.1 $280.9 $138.4 $0 $50 $100 $150 $200 $250 $300 2014 2015 2016 2017 Q2'18 YTD 2014 2015

9 W IRELESS

• 7.0 million Market POPs • 5.9 million Covered POPs • 1.0 million total subscribers • 17.5% penetration of covered POPs • 1,770 CDMA base stations (sites) Wireless Network Coverage 10

11 Wireless Network Expansion Effective February 1, 2018 Current Markets New Expansion Markets Optional Expansion Markets

12 $101.4 $110.1 $200.1 $230.4 $117.6 $0 $50 $100 $150 $200 $250 2014 2015 2016 2017 Q2'18 YTD 2014 2015 2016 Wireless – Adjusted OIBDA

13 Wireless - Subscriber Growth (1) Prepaid totals in 2015, 2016, and 2017 were adjusted to exclude Lifeline subscribers. (2) Includes 405k postpaid and 155k prepaid Sprint customers in the acquired territory (5/6/16). (3) Includes 19.1k postpaid and 4.5k prepaid Sprint customers in the acquired territory (4/6/17). (4) Includes 38.3k postpaid and 15.7k prepaid Sprint customers in the acquired territory (2/1/18 ).

14 Wireless - Attractive Contract With Sprint ▪ Contract through November 2029 ▪ Two 10 - year renewals ▪ Payment at termination of 90% EBV (entire business value) for PCS. ▪ Postpaid revenues received from Sprint are recorded net of an 8% Management Fee and an 8.6% Net Service Fee that is retained by Sprint. ▪ Prepaid wireless products and service revenues received from Sprint are recorded net of a 6% Management Fee that is retained by Sprint. ▪ Management fee waived on a cash basis , up to $4.2 million per month until the total amount waived reaches approximately $255.6 million, which is expected to occur in 2022.

15 Wireless - Affiliate Terms SHENTEL PROVIDES ▪ Network (Towers, Cell Sites, Backhaul, Local Switch) ▪ Local Sales and Service ▪ Local Advertising & Promotions SPRINT PROVIDES Net Service Fee ▪ Billing/Collections ▪ Customer Care ▪ Long Distance ▪ Equipment Financing Postpaid Payment = 8.6% of Postpaid Net Billings Management Fee ▪ Spectrum ▪ Brand ▪ National Platform ▪ Access to Sprint vendors Postpaid Payment = 8% of Postpaid Net Billings Prepaid Payment = 6% of Prepaid Net Billings

16 Wireless - Mobile Tower Leasing Steady Recurring Cash Flow ▪ Long - term opportunity to increase leasing revenues given growing demand for data ▪ Company owns 193 towers Mobile Tower Revenue ($ millions)

17 C ABLE

18 Cable – Adjusted OIBDA $15.4 $24.5 $31.8 $40.5 $23.9 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2014 2015 2016 2017 Q2'18 YTD 2014 2015 2016

SHENTEL®

Cable Network

Homes Passed			
	Cable	Wireline	
Service	Segment	Segment	Total
Video	185,016	16,510	201,526
Internet	185,016	16,510	201,526
Voice	185,016	-	185,016

- 100% of Homes Passed are upgraded
- 100% of Homes Passed are on-net



PA
MD
WV
VA
Harrisburg
Hershey
Mechanicsburg
Carlisle
Shippensburg
York
Gettysburg
Hanover
Greencastle
Waynesboro
Hagerstown
Cumberland
Berkeley Springs
Martinsburg
Shepherdstown
Morgantown
Oakland
Salem
Clarksburg
Bridgeport
Belington
Grantsville
Weston
Sutton
Petersburg
Franklin
Winchester
Berryville
Ashburn (Equinix)
Strasburg
Front Royal
Leesburg
Herndon
Woodstock
Edinburg
Warrenton
New Market
Culpeper
Harrisonburg
Charleston
Marmet
Summersville
Marlinton
Staunton
Charlottesville
Waynesboro
Madison
Omar
Beckley
Ronceverte
Covington
Lexington
Pineville
Welch
Princeton
Buchanan
Amherst
Dillwyn
Richmond
Lynchburg
Appomattox
Farmville
Blacksburg
Radford
Roanoke
Bedford
Rustburg
Crewe
Dinwiddie
Keysville
Blackstone
Rocky Mount
Lebanon
Wytheville
Kenbridge
Floyd
South Hill
Lawrenceville
Martinsville
South Boston
Clarksville
Stuart
Danville
Atlanta, GA (Telx)
Map Key:
Shentel Fiber Routes
Partner Routes
Planned Routes
Shentel PoP
Internet PoP
Master Headend
Planned Shentel PoP

19

20 Cable Competitive Advantage Verizon/ CenturyLink /Frontier ▪ DSL – slower service ▪ Requires significant capital expenditure to offer comparable service to Cable ▪ Loss of cash flow from shrinking voice service ▪ Bundling of satellite video with their voice and DSL Dish/DirecTV ▪ Bundling of telco, DSL and voice with their video ▪ Satellite internet is fast but has limited capacity ▪ No local presence Shentel Cable ▪ Company leads with Broadband ▪ We own/control our backbone fiber network and our telephone switch ▪ Local/Regional focus Competitors

21 Cable – RGUs and Average Revenue Average Monthly Revenue per RGU* Average Monthly Revenue per Customer* * Refer to the Appendix for a reconciliation of Cable segment operating revenues to Average Revenue per RGUs and per Customer Re lationships. Revenue Generating Units (RGU ) ■ Video ■ High Speed Internet ■ Voice ▪ Significant improvements in Average monthly revenue per RGU primarily due to broadband. ▪ 78,256 customers up 1.2% over Q2'17.

22 (1) Excludes cable and internet customers reported through the Wireline segment. (2) Peer Average information derived from SNL Kagan data as of 9/30/2017 for 10 comparably sized companies: Anne Arundel Bro adb and; Comporium Communications; Fidelity Communications Company; Hargray Cable; MetroCast Cablevision; Northland Cable; Schurz Communications, Inc.; Vast Bro adb and; WEHCO Video, Inc.; Zito Media (3) 2010 10 - K segment for Cable included the entire Cable network. In subsequent years, a portion of the network was moved to Wi reline segment. The 2010 amounts reported in the 2010 10 - K have been adjusted to reflect this transfer. Cable - How Does Shentel Compare? Acquired Neglected Markets; Opportunity to Drive Higher Penetration December 31, 2010 June 30, 2018 (1) Peer Average (2) Video Homes Passed (3) 162,763 185,016 Penetration (3) 36.7% 24.2% 23.7% High - speed Internet Available Homes 144,099 185,016 Penetration 22.1% 35.4% 36.5% Voice Available Homes 118,652 185,016 Penetration 5.3% 12.4% 8.6%

23 W IRELINE

24 $28.0 $29.7 $32.6 $34.3 $16.1 $0 $5 $10 $15 $20 $25 $30 $35 $40 2014 2015 2016 2017 Q2'18 YTD 2014 2015 2016 Wireline – Adjusted OIBDA

25 Wireline - Key Operational Results ▪ Access line loss of 5.9 % in past 12 months. ▪ 4, 850 video subscribers at June 30, 2018. Access lines (000s) DSL & Cable Modem Customers (000s)

SHENTEL

Fiber Network

- 5,525 Fiber Route-Miles
- 62% in Cable Markets
- 38% in Wireline Markets

Fiber to the Tower (FTT)

- 360 total cell sites
  - 315 Shentel sites
  - 45 other carrier sites
- 60 FTT sites completed in 2017
- 27 sites completed in 2018
- 76 under construction or planned for 2018



PA
MD
WV
VA
Harrisburg
Hershey
Mechanicsburg
Carlisle
Shippensburg
York
Gettysburg
Hanover
Greencastle
Waynesboro
Cumberland
Hagerstown
Morgantown
Oakland
Berkeley Springs
Martinsburg
Shepherdstown
Salem
Clarksburg
Bridgeport
Belington
Winchester
Berryville
Ashburn (Equinix)
Leesburg
Herndon
Weston
Petersburg
Strasburg
Front Royal
Woodstock
Edinburg
Sutton
Franklin
New Market
Warrenton
Culpeper
Harrisonburg
Charleston
Marlinton
Marmet
Summersville
Staunton
Waynesboro
Charlottesville
Madison
Omar
Beckley
Ronceverte
Covington
Lexington
Pineville
Welch
Princeton
Buchanan
Amherst
Dillwyn
Richmond
Lynchburg
Appomattox
Farmville
Blacksburg
Radford
Roanoke
Bedford
Rustburg
Crewe
Dinwiddie
Keysville
Blackstone
Rocky Mount
Wytheville
Lebanon
Floyd
Kenbridge
South Hill
Lawrenceville
Martinsville
South Boston
Clarksville
Stuart
Danville
Atlanta, GA (Telx)
Map Key:
Shentel Fiber Routes
Partner Routes
Planned Routes
Shentel PoP
Internet PoP
Master Headend
Planned Shentel PoP

26

27 Wireline and Cable Fiber Revenue ($ millions) Fiber Lease Revenue

28 C APITAL I NVESTMENT

29 Capital Expenditures Investing in the Future Capital Expenditures ($ millions) 52% Upgrades and Expansion of Acquired Territories 14% Network Maintenance 13% Success - Based 12% Network Capacity 9% Network Expansion 2018 Capex Budget :

30 Q&A

31 A PPENDIX

32 Adjusted OIBDA by Segment - Quarterly Results Three Months Ended June 30, 2018 (in thousands) Wireless Cable Wireline Other Consolidated Operating Income $ 19,780 $ 6,083 $ 4,793 $ (11,958) $ 18,698 Impact of ASC topic 606 (924) 4 (25) — (945) Depreciation and amortization 31,565 6,179 3,240 133 41,117 Share based compensation expense — — — 1,370 1,370 Benefit received from the waived management fee 9,558 — — — 9,558 Amortization of intangibles netted in rent expense 93 — — — 93 Actuarial (gains) losses on pension plans — — — (82) (82) Adjusted OIBDA 60,072 12,266 8,008 (10,537) 69,809 Waived management fee (9,558) — — — (9,558) Continuing OIBDA $ 50,514 $ 12,266 $ 8,008 $ (10,537) $ 60,251 Adjusted OIBDA Margin 45.3 % PY Adjusted OIBDA 58,216 9,919 8,646 (7,337) 69,444 PY Continuing OIBDA 49,049 9,919 8,646 (7,337) 60,277 Adjusted OIBDA by Segment ($ millions)

33 Wireless Segment – Change in Adjusted OIBDA Q 2 '18 vs. Q 2 '17 ($ millions) Revenue Impact $2.7 million Expense Impact $(0.8) million 53% Adj OIBDA Margin 52% Adj OIBDA Margin

34 Cable Segment – Change in Adjusted OIBDA Q 2 '18 vs. Q 2 '17 ($ millions)

35 Postpaid Churn Postpaid ARPU* Wireless - Postpaid Statistics *ARPU represents Average Revenue Per Unit. See reconciliation of Wireless segment operating revenues to Postpaid ARPU.

36 Prepaid Churn Prepaid ARPU* Wireless - Prepaid Statistics *ARPU represents Average Revenue Per User. See reconciliation of Wireless segment operating revenues to Prepaid ARPU. 7.3 2.6 1.2 (38.3)

37 Average Monthly Billed Revenue per Subsciber – Postpaid and Prepaid * Represents a four point monthly average ** Average Monthly Billed revenue per subscriber = (Billed revenue excluding write - offs*1,000) / Average subscribers / 3 months ($ in thousands, except subscribers and revenue per subscriber amounts) Q2'18 Q2'17 Postpaid billings $ 96,127 $ 93,722 Adjustment for write - offs 5,087 5,773 Postpaid billings excluding write - offs $ 101,214 $ 99,495 Average postpaid subscribers* 775,186 727,764 Average monthly billed revenue per postpaid subscriber ** $ 43.52 $ 45.57 Prepaid billings $ 27,915 $ 25,252 Average prepaid subscribers* 250,746 219,265 Average monthly billed revenue per prepaid subscriber ** $ 37.11 $ 38.39

38 Cable - Non - GAAP Financial Measure Average Revenue * Represents a four point monthly average **ARPU calculation = (Video, Internet & Voice Revenue * 1,000) / Average Subscribers / 3 months Q2'18 Q2'17 Service Revenue $ 27,100 $ 25,145 Fiber, FUSC, Pass - through & Other 2,106 2,080 Internal Revenue 460 435 Video, Internet & Voice Revenue 29,666 27,660 Other miscellaneous revenue 2,445 1,904 Total Operating Revenue $ 32,111 $ 29,564 Average Subscribers* Revenue Generating Units (RGUs) 132,287 132,829 Average Customer Relationships 78,407 77,737 Average Revenue Per User (ARPU) ** Revenue Generating Units (RGUs) $ 74.75 $ 69.41 Customer Relationships $ 126.12 $ 118.61 ($ in thousands, except subscriber and per subscriber amounts)

39 Total Wireless Distribution June 30, 2018 December 31, 2017 Company Owned Stores 35 40 Agent Postpaid Stores 117 102 Nationals – Postpaid 64 65 Total Postpaid Stores 216 207 Agent Boost Stores 136 125 Nationals – Boost 251 276 Total Boost Stores 387 401